UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2025

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue,	New York,	NY	10022
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Securities 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.500% Notes due 2026	CL26	New York Stock Exchange
0.300% Notes due 2029	CL29	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 31, 2025, Colgate-Palmolive Company (the “Company”) issued a press release announcing its earnings for the quarter ended September 30, 2025. This press release is attached as Exhibit 99 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 2.05. Costs Associated with Exit or Disposal Activities.

As previously disclosed, on July 31, 2025, the Company’s Board of Directors approved a new three-year productivity program to drive future growth and support the Company’s 2030 strategy (the “Strategic Growth and Productivity Program”). The program includes initiatives to better align the Company’s organizational structure to support its strategic initiatives, optimize the Company’s global supply chain to drive agility and efficiencies and simplify and streamline its organizational structure to reduce overhead costs.

The Strategic Growth and Productivity Program is estimated to result in cumulative pre-tax charges, once all initiatives are approved and implemented, totaling between $200 and $300 million, which is currently estimated to be comprised of the following: employee-related costs, including severance and other termination benefits (65% to 75%) and asset-related costs and other charges (25% to 35%), which include accelerated depreciation, asset write-offs, contract termination and other exit costs. It is estimated that approximately 75% to 85% of the charges will result in cash expenditures and substantially all charges resulting from the program will be incurred by December 31, 2028.

It is estimated that the cumulative pretax charges, once all projects are approved and implemented, will relate to initiatives undertaken in North America (15% to 20%), Latin America (15% to 20%), Europe (10% to 15%), Asia Pacific (10% to 15%), Africa/Eurasia (5% to 10%), Hill’s Pet Nutrition (10% to 15%) and Corporate (10% to 15%).

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this document:

Exhibit Number	Description

99	Press release, dated October 31, 2025, issued by Colgate-Palmolive Company

104	Cover Page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language (Inline XBRL) document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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COLGATE-PALMOLIVE COMPANY

Date: October 31, 2025	By: /s/ Stanley J. Sutula III
Name: Stanley J. Sutula III
Title: Chief Financial Officer

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